(NASDAQ: AUXL) October/November 2008 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the
Company’s product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture XIAFLEX™
(clostridial collagenase for injection – formerly referred to as AA4500) at the Company’s Horsham facility; the timing of the filing of the
Biologics License Application for approval of XIAFLEX for the treatment of Dupuytren’s contracture and the approval thereof; the timing of the completion of enrollment in the phase IIb trial for XIAFLEX for the treatment of Peyronie’s disease and the release of results therefrom; competitive developments affecting the Company’s products and product candidates, including generic competition; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by U.S. Patent No. 7,320,968, and its listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation and divisional applications filed by CPEX Pharmaceuticals, Inc.; the impact of the filing by Upsher-Smith Laboratories, Inc. of an ANDA for a testosterone gel; the Company’s development and operational goals and strategic priorities for fiscal 2008; the ability to fund future operations; the timing of conclusion of partnering discussions for XIAFLEX in Europe; and the Company’s expected financial performance during 2008 and financial milestones that it may achieve for 2008, including 2008 net revenues, research and development spending, selling, general and administrative expenses, stock-based compensation expenses, and net loss.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,”
“could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the
Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31,
2007 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the
Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

+ = Late Stage Blockbuster Product Opportunity Fastest Growing TRT product in the U.S. Poised for Growth

4 (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
•
Specialty biopharmaceutical company focused on Urologists,
Endocrinologists, Orthopedists and certain PCPs
•
Founded in 1999
•
Headquarters in Malvern, Pa.
–
Manufacturing in Horsham, Pa.
–
Approximately 330 employees (~190 commercial)
•
I.P.O in July 2004
–
Currently approximately 41.4 million shares issued & outstanding
–
Additional 6.6 million shares subject to issuance from stock options & warrants
•
A component of the NASDAQ BIOTECH INDEX

5 (NASDAQ: AUXL)
Broad Maturing Pipeline
Broad Maturing Pipeline
Note:  Worldwide rights for all products available, except Testim where ex -U.S. rights have been licensed.
XIAFLEX™ (clostridial collagenase for injection) was formally referred to as AA4500
Product
Late Research
Testim® gel
Approved in U.S.
Europe & Canada
XIAFLEX™
XIAFLEX™
XIAFLEX™
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain (fentanyl)

6 (NASDAQ: AUXL)
Anticipated News Flow Events
Anticipated News Flow Events
5
End of 2009:
• XIAFLEX- Results of Peyronie's
Phase IIb Study
H109:
•
XIAFLEX-Open Label Dupuytren’s
Contracture Safety Data
Early 2009:
•
XIAFLEX-File BLA for
Dupuytren's Contracture
Early 2010
XIAFLEX – FDA Approval
In Dupuytren’s Contracture
Q409 Q309 Q209 Q109
Q408
2010

7 (NASDAQ: AUXL)
XIAFLEX-
XIAFLEX-
Unique, Late-Stage, Blockbuster
Unique, Late-Stage, Blockbuster
Opportunity
Opportunity
• Potential to be first effective non-surgical treatment for two high unmet needs
– Dupuytren’s contracture
– Peyronie’s disease
• Well-characterized mode of action
• Worldwide rights offer options
– Build company
– Partner and generate cash
• We believe there are at least 450,000 potential patients
annually in U.S. and EU for Dupuytren’s & Peyronie’s
indications - > $1 Billion opportunity, based on market
research and analysis

8 (NASDAQ: AUXL)
Dupuytren’s Contracture—a Debilitating Condition
Dupuytren’s Contracture—a Debilitating Condition
• Excessive collagen deposition
• Nodules represent early, active
form
• Cords develop over time, are
palpable, and result in
contractures
• Debilitating effect on quality of life
• Surgery may be reserved for
advanced disease due to
unpredictable results,
complications, long recovery and
recurrence/additional surgeries

9 (NASDAQ: AUXL)
Current Treatment Options Are Invasive or
Current Treatment Options Are Invasive or
Ineffective
Ineffective
• Surgery
• Non-surgical options
– Splinting
– Physical therapy
– Corticosteroids
• Needle
fasciotomy/
aponeurotomy
• Amputation

10 (NASDAQ: AUXL)
Dupuytren’s Contracture—Unmet Medical Need
Dupuytren’s Contracture—Unmet Medical Need
•
Disease prevalence is estimated at 3%-6% among adult
Caucasians,  but occurs in all populations
•
Higher prevalence in patients of northern-European descent
•
Hereditary component in approximately 40% of patients
•
On average, patients have 2.2 affected joints at the time of diagnosis, and about half of patients have bilateral disease
•
Recurrence rate in surgical patients
–
30% in 2 years
–
55% in 10 years
•
We believe Dupuytren’s contracture is under-diagnosed and
under-treated
1 Tubiana 2006.
2  Hueston 1963
3 Skoog 1948
4 Mikkelsen 1976
1
1
2
3
4

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenace + Diluent
Flexor Tendon
Metacarpal

AUXILIUM

11 (NASDAQ: AUXL) XIAFLEX—Potential to Revolutionize Treatment XIAFLEX—Potential to Revolutionize Treatment for Dupuytren’s Contracture for Dupuytren’s Contracture

12 (NASDAQ: AUXL) XIAFLEX—Potential to Revolutionize XIAFLEX—Potential to Revolutionize Treatment for Dupuytren’s Contracture Treatment for Dupuytren’s Contracture

13 (NASDAQ: AUXL)
CORD I Design
CORD I Design
• Largest ever double-blind, placebo-controlled
trial in Dupuytren’s contracture
– randomized in 2:1 ratio of active to placebo
– enrolled a 2:1 ratio of MP:PIP
– enrolled 1:1 ratio of less severe to more severe joints
• Primary endpoint is reduction in contracture to
within 0 - 5° of normal
• Secondary endpoints to measure clinical
improvement and time to success
– >50% improvement in contracture
– change in primary joint degree of contracture
• 3 month and 12 month safety profile

CORD I - % of Patients Achieving Less Than or Equal to 5 degrees Contractures Post Treatment

p < 0.001
Comparison of XIAFLEX vs Placebo
Percent with Success(%)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
64.0%
6.8%
XIAFLEX (N=203)
Placebo (N=103)

AUXILIUM

14 (NASDAQ: AUXL) Primary Endpoint Outcome Compares Favorably Primary Endpoint Outcome Compares Favorably To Surgery To Surgery

≥

CORD I - % of Patients Achieving At Least 50% reduction in Contracture Post-treatment

Percent (%) with Improvement
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
84.7%
11.7%
p < 0.001
Comparison of XIAFLEX vs Placebo
XIAFLEX (N=203)
Placebo (N=103)

AUXILIUM

15 (NASDAQ: AUXL) 4 Out Of 5 Dupuytren’s Contracture Patients 4 Out Of 5 Dupuytren’s Contracture Patients Improved By 50% Improved By 50%

CORD I

79.3% reduction in contracture for XIAFLEX patients

vs.

8.6% reduction for Placebo patients (p<0.001)

60
50
40
30
20
10
0
Degrees
50.2
12.2
49.1
45.7
XIAFLEX (N=203)
Placebo (N=103)
Baseline
Last

AUXILIUM

16 (NASDAQ: AUXL)
Contracture Reduction By Degrees Indicates Average
Contracture Reduction By Degrees Indicates Average
XIAFLEX Patient Achieves ~10°
XIAFLEX Patient Achieves ~10°
Of Contracture
Of Contracture

17 (NASDAQ: AUXL)
XIAFLEX Phase III AE and SAE Rates Should
XIAFLEX Phase III AE and SAE Rates Should
Compare Favorably To Surgical Complications
Compare Favorably To Surgical Complications
Serious Adverse Events Number Rate/Inj.
Tendon / Ligament*:
Confirmed Tendon Rupture 3 0.12%
Ligament Injury 1   0.04%
Total Tendon / Ligament 4 0.15%
Deep Vein Thrombosis 1 0.04%
Unconfirmed Proliferation of Dupuytren’s Disease 1 0.04%
Complex Regional Pain Syndrome 1   0.04%
Total 7   0.27%
Note:  > 2,600 injections in approximately 1000 patients from CORD, JOINT and PK studies as of July 31, 2008.
*one unconfirmed tendon injury was changed to confirmed tendonitis
•
Common adverse events and rates were consistent with prior
XIAFLEX trials

18 (NASDAQ: AUXL)
CORD I Key Takeaways
CORD I Key Takeaways
•
Primary endpoint of    5° reached in 64% of patients
(p<0.001)
–
25 of 26 endpoints met with statistical significance
of <0.001, 1 of 26 was met with a p-value = 0.002
–
Of the 73 patients who didn’t respond, 44 received
less than 3 injections and 25 had no palpable cord
•
Primary joint contractures improved 50% in 4 out of 5
patients
•
82.2% of patients receiving XIAFLEX completed the
study with contractures   25°
•
Less severe contractures responded better than more
severe contractures
•
MP joints responded better than PIP joints
•
Safety profile compares favorably to surgery
–
No systemic exposure and no allergic reactions

19 (NASDAQ: AUXL)
We believe:
•
There is a pent-up demand for non-surgical therapy
•
Surgeons and patients prefer non-invasive treatment
•
Each patient on average has 2.2 joints which will require
treatment; about half have contractures in both hands
•
Early data indicates on average 1.4 vials of XIAFLEX required per joint
2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
•
We believe XIAFLEX treatment can be priced competitively to
cost of surgery (~$5,000 in the U.S. – equates to $1,600 per vial)
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity

20 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Dupuytren’s
Dupuytren’s
•
Multiple prevalence data sets proved to be highly variable in numbers of patients
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Dupuytren’s
contracture
•
A combined 571 Orthopedic Surgeons have been interviewed to
estimate market size (401 in U.S.; 170 in Europe) and 391 have given feedback on potential usage of XIAFLEX (221 U.S.; 170
Europe)
•
Second study (n=444 total & 340 in depth) was designed to
provide 95% confidence level and 7.5% margin of error

21 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~1,030,000
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
XIAFLEX
Potential
Candidates
~240,000 or 60%
of the
Medical/Surgical
Candidates
At least 240,000 Dupuytren’s Candidates In U.S. & Europe
At least 240,000 Dupuytren’s Candidates In U.S. & Europe
Annually
Annually
Source: 2006 Auxilium research and analysis
~150,000 in U.S.
~ 90,000 in Europe
Prevalence
3 – 6% of
Population
~13,500,000 to
27,000,000

22 (NASDAQ: AUXL)
XIAFLEX I.P. Position  for Dupuytren’s
XIAFLEX I.P. Position  for Dupuytren’s
Contracture
Contracture
•U.S. Orphan Drug Exclusivity granted on May 23, 1996
for 7 years post approval
•Market Exclusivity expected in EU for 10 years post-
approval
–Data protection granted for 8 years
•Method of Use Patent in U.S. through 2014
•Use Patent in France, UK, Sweden through 2018
–Pending in Germany and Denmark
•Highly Purified Collagenase API  and manufacturing
patent filed (if issued, expected expiry 2027)

23 (NASDAQ: AUXL)
Expected Pathway to BLA Filing in Early 2009
Expected Pathway to BLA Filing in Early 2009
•
Complete 12 month open-label safety follow up from
>100 CORD I patients originally randomized to
XIAFLEX
•
Complete open-label CORD II and JOINT I/II trials to
attain 1,000 patient exposure data
•
Finalize BLA filing (CMC, etc.)

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

24 (NASDAQ: AUXL)
1. Smith BH. Am J Clin Pathol. 1966;45:670-678.
2. Somers KD, Dawson DM. J Urol. 1997;157:311-315.
Peyronie’s Disease—a Devastating Disorder
Peyronie’s Disease—a Devastating Disorder
• Scarring phenomenon affecting the
tunica albuginea
• Plaques show excessive collagen
deposition
• Potential Symptoms
– Pain with erection, penile
curvature/deviation, penile
shortening, indentations, and/or
erectile dysfunction
– May experience difficulty with sexual
intercourse, loss of self-esteem, and
depression
• There are no approved therapies
for the treatment of Peyronie’s
disease
1
2

25 (NASDAQ: AUXL)
Epidemiology—Peyronie’s Disease
Epidemiology—Peyronie’s Disease
• Prevalence of Peyronie’s disease is estimated at 1 in 20
adult men
– Actual prevalence higher based on autopsies
• Prevalence rate increases with age
– The average age of disease onset is 53 years
• High association with other diseases such as:
– Diabetes, erectile dysfunction (ED), Dupuytren’s
contracture, plantar fascial contracture,
tympanosclerosis, gout, and Paget’s disease
4
• We believe Peyronie’s disease is under-diagnosed and
under-treated
1. Schwarzer U, The prevalence of Peyronie’s disease: Results of a large survey.
BJU Int 2001;88:727–30; Mulhall et al: J Urology 2004:171: 2350 – 2353;Rhoden
et al: Int J. Impot Res 2001 :13 : 291 – 293; La Pera et al : EUR Urology 2001: 40
:525 – 530.
2. Smith BH. Am J Clin Pathol. 1966;45:670-678.
3. Lindsay MB, J Urol.
1991;146:1007–1009.
4. Nyberg L, J Urol.128: 48, 1982
2
3
1

26 (NASDAQ: AUXL)
Current Treatment—Surgical
Current Treatment—Surgical
•
The goal of surgery is simply to make the two sides of the
penis equal in size
•
Graft or prosthetic may be required
•
Cost of surgery in U.S. is ~$10-12K

27 (NASDAQ: AUXL)
Peyronie’s Disease—Unapproved Treatments
Peyronie’s Disease—Unapproved Treatments
Have Been Used With Little Reported Success
Have Been Used With Little Reported Success
•
Verapamil
•
Vitamin E
•
Colchicine
•
Potassium aminobenzoate (Potaba)
•
Tamoxifen
•
Interferon alpha-2a
•
Corticosteroids
•
Energy transfer treatment including
extracorporeal shock wave therapy (ESWT),
laser and ultrasound therapy, and
orthovoltage radiation

28 (NASDAQ: AUXL)
Promising Phase II Results: Patients With   25%
Promising Phase II Results: Patients With   25%
Reduction in the Angle of Deviation
Reduction in the Angle of Deviation
Study 1030
58%
53%
35%
0%
20%
40%
60%
80%
100%
Month 3 Month 6 Month 9
Study 1035
50%
100% 100%
89%
0%
20%
40%
60%
80%
100%
Week 6 Month 3 Month 6 Month 9

29 (NASDAQ: AUXL)
Peyronie’s Phase IIb
Peyronie’s Phase IIb
Study Enrolling Patients
Study Enrolling Patients
• Study designed to assess the safety and efficacy of XIAFLEX.
– XIAFLEX will be administered two times a week every six weeks for up to three treatment cycles (2 x 3)
– ~120 patients
– ~11 U.S. sites
• Patients must be able to maintain a rigid erection and have a penile contracture between 30 and 90 degrees.
– Stratification occurs by the degree of penile curvature (i.e. 30° to 60°
versus > 60°).
• Patients will be monitored for 36 weeks following first injection.
• Enrollment expected to be complete in Q1 2009.

30 (NASDAQ: AUXL)
Peyronie’s Phase IIb
Peyronie’s Phase IIb
Study Design
Study Design
• Patients will be randomized in a 3:1 ratio of XIAFLEX to
placebo and a 1:1 ratio to receive penile plaque modeling
or no modeling.
120
15 no Placebo D
45 no XIAFLEX C
15 yes Placebo B
45 yes XIAFLEX A
Targeted Number of
Patients Plaque Modeling Study Drug Arm

31 (NASDAQ: AUXL)
Peyronie’s Phase IIb
Peyronie’s Phase IIb
Patient Reported Outcome
Patient Reported Outcome
(PRO)
(PRO)
• Study is also designed to validate a proprietary Peyronie’s
Patient Reported Outcome (PRO) questionnaire.
• PRO will measure four domains of patients’ sexual quality
of life, over a 36 week period:
– penile pain
– Peyronie’s disease bother
– intercourse discomfort
– intercourse constraint
• PRO likely to be used as a primary efficacy endpoint in
Phase III clinical trials.

32 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Peyronie’s
Peyronie’s
•
Two rounds of quantitative primary research have
been commissioned by Auxilium on XIAFLEX for
Peyronie’s disease
•
A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe) and
383 have given feedback on potential usage of
XIAFLEX (223 U.S.; 160 Europe)
•
Second study (n=472 total & 333 in depth) was
designed to provide 95% confidence level and 7.5%
margin of error

33 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
XIAFLEX
Potential
Candidates or
67% of
Medical/
Surgical
candidates
~210,000
At least 210,000 Peyronie’s Candidates In U.S. and Europe
At least 210,000 Peyronie’s Candidates In U.S. and Europe
Annually
Annually
Source: 2006 Auxilium research and analysis
~135,000 in U.S.
~ 75,000 in Europe
Prevalence
1 in 20 Adult
Males

34 (NASDAQ: AUXL)
XIAFLEX I.P.  Position for Peyronie’s
XIAFLEX I.P.  Position for Peyronie’s
Disease
Disease
•U.S. Orphan Drug Exclusivity granted on March 12, 1996
for 7 years post approval
•Market Exclusivity in EU could be extended to 11 years on
approval of additional indication
–Biosimilars would need to generate extensive regulatory, safety, and efficacy data
•Method of Use Patent in U.S. through 2019
•Use Patent Granted in France, UK, and Ireland (expiry 2020)
–Pending in Germany, Denmark, and Norway
•Highly Purified Collagenase API and manufacturing patent
filed (if issued, expected expiry 2027)

35 (NASDAQ: AUXL) Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

AUXILIUM

36 (NASDAQ: AUXL)
Testim®
Testim®
is the Fastest Growing Testosterone
is the Fastest Growing Testosterone
Replacement Therapy Gel
Replacement Therapy Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Favorable clinical and commercial profile
•
Recent study indicates 39% of U.S. males over 45 yrs
are hypogonadal*
– We estimate that less than 10% of affected population
receives treatment
•
We believe diagnosis is increasing through education
and awareness
*Mulligan T. et al. Int J. Clin Pract
2006

37 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)

38 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
Gel Patch Oral Injectables
$35
$117
$200
$287
$340
$383
$449
0
100
200
300
400
500
600
1997 1998 1999 2000 2001 2002 2003 2004 2005
2006
$459
$399
$302
$210
$77
$59
$49
$499
$118
$568
Gel Segment Growth ($)
Sep 2008 L12M:
23.4%
Gel Segment Growth ($) Gel Segment Growth ($)
Sep 2008 L12M:  Sep 2008 L12M:
23.4%
2007
700
$685
$563

Net Revenues ($ in mil)
Total RXs (000's)
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308

AUXILIUM

39 (NASDAQ: AUXL)
$-
$5
$10
$15
$20
$25
$30
$35
0
20
40
60
80
100
120
140
Net Revs TRX
Testim
® ®
quarterly net revenues and scripts
($ in millions)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
Q3 2008 Net
Revenues
Y/Y Growth:
+24.2%
Q3 2008 Net Q3 2008 Net
Revenues Revenues
Y/Y Growth: Y/Y Growth:
+24.2%
Q3 2008 TRX
YY Growth:
+24.7%
Q3 2008 TRX Q3 2008 TRX
YY Growth: YY Growth:
+24.7%
Source: Auxilium and IMS data

50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Mar-03
22.2%
Sep-08

AUXILIUM

40 (NASDAQ: AUXL)
We Believe Testim Is Driving Growth in
Overall Gel Market
Source: IMS data
Testim Share of TRx of Gel Market
gel market share of decile
8 - 10 PCPs (32.0%)
gel market share of decile
8 - 10 Urologists (41.6%)

41 (NASDAQ: AUXL)
U.S.
• U.S. Patent # 7,320,968* covering method of use claims for Testim issued
January 22, 2008; expires 2025
• Divisional application and continuations filed with U.S. PTO in late 2007 with a plan to protect additional inventions and seek additional claims
• Upsher-Smith Laboratories, Inc. filed an ANDA with paragraph IV certification referring to the ’968 patent; AUXL received notice on Oct. 23,
2008; details of the notice are currently under legal review
ROW
• New patent issued in Canada; expires 2023
• New patent issued in Europe; expires 2023
• Patents granted and applications pending in numerous countries worldwide
Testim Patent Coverage
*Note: The referenced Testim patents are owned by CPEX Pharmaceuticals, Inc.

42 (NASDAQ: AUXL)
2008
Q3 ’08 9M’08 Guidance
Revenues $32.6 $90.6 $120-125
R&D Expense $13.3 $39.9 $52-56
SG&A Expense $21.9 $65.1 $88-92
Net Loss ($10.1) ($34.1)        ($44-48)
Stock – Based
Comp Expense $3.2 $8.1 $9-11
Cash & cash equivalents $46.4
3Q08 Financial Results and 2008 Guidance
3Q08 Financial Results and 2008 Guidance
($ Millions)
($ Millions)

43 (NASDAQ: AUXL)
Strategic Priorities
Strategic Priorities
•
Continue Development of XIAFLEX with a plan to:
–
1) vigorously defending Testim and continuing to support the brand;
–
2) filing of the XIAFLEX BLA for Dupuytren’s contracture, which we expect to achieve in early 2009;
–
3) continuing our pre-launch commercialization efforts for an expected US launch of XIAFLEX in early 2010;
–
4) continuing enrollment in the Peyronie’s disease Phase IIb trial, which we expect will be completed in the first quarter of 2009;
–
5) concluding our partnering discussions for XIAFLEX in Europe.
•
Continue Driving Testim Growth

44 (NASDAQ: AUXL) + = Late Stage Blockbuster Product Opportunity Fastest Growing TRT product in the U.S. Poised for Growth